Related parties transactions	12 Months Ended
Dec. 31, 2020
Disclosure Of Transactions Between Related Parties [Abstract]
Related parties transactions

22. Related parties transactions

As of December 31, 2020, the Group’s related parties include key management (Board of Directors and Executive Committee) and members of their immediate families. The following transactions were carried out with related parties:

•	Key management remuneration

The Board of Directors is composed of eight members, whereas the Executive Committee is composed of five members. The following table sets forth the total remuneration recorded for members of the Board of Directors and Executive Committee:

	Year ended December 31,
in USD ‘000	2020	2019
Short-term employee benefits (including base and variable cash remuneration)	3,388	4,181
Post-employment benefits	272	186
Share-based payments	4,038	8,485
Total	7,698	12,852

•	Other transactions with related parties

In September 2020, concurrent with the Company’s underwritten public offering indicated in note 13, the Company’s former Chief Executive Officer, Ernest Loumaye, purchased 516,352 units at an effective price of USD 2.905 per unit, with each unit comprised of one common share and one 15-month purchase warrant to purchase one common share at an exercise price of USD 3.43 per share, in a private placement. The Company received USD 1.5 million in net proceeds from the private placement.

There were no other significant transactions with related parties during the years presented.